Exhibit 10.26

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT, dated as of May 14, 2012, (the "Agreement") is entered into by and between:

CorMedix Inc. (“CorMedix” or “Company”), a Delaware corporation, having a principal place of business at 745 Rt. 202-206, Suite 303, Bridgewater, NJ 08807

and

MW Bridges LLC ("Consultant"), a Delaware limited liability company, having a business address at 5 Jacks lane, Newark, DE 19711.

BACKGROUND

This Agreement confirms the mutual understanding between Company and Consultant with respect to the terms and conditions upon which Consultant will provide Company with the benefit of Consultant's unique experience and ability in a consulting capacity.

TERMS

In consideration of the foregoing premises, and the mutual covenants, terms and conditions hereinafter set forth, and intending to be legally bound hereby, Company and Consultant agree as follows:

1.	SERVICES AND COMPENSATION

1.1	Consultant agrees to perform on behalf of Company the consulting services described in Schedule A attached hereto (the "Services"). Such Services shall be rendered by Consultant during the period provided in Article 6 of this Agreement and in accordance with the time parameters described in Schedule A attached hereto. Consultant may decide his own schedule, but agrees to make himself available as reasonably requested by the Company, either by telephone or in person. Consultant’s primary point of contact within Company shall be the Richard M. Cohen, Executive Chairman and Consultant shall report to such person with respect to the Services and matters relating to this Agreement. Consultant’s access to Company’s facilities will be limited to regular business hours (although the parties acknowledge that if Consultant occasionally remains on Company premises outside of business hours, such occurrences shall not be construed to change the character of the parties’ independent contractor relationship). Consultant shall be permitted access to Company’s computer network only upon the express approval of the Company officer identified above in this Section 1.1.

1.2	As compensation for Consultant's performance of the Services under this Agreement, and in consideration for Consultant’s provision of the Services in accordance with the terms and conditions of this Agreement, Company agrees to pay Consultant the amounts specified in Schedule B attached hereto, in accordance with the payment schedule set forth in Schedule B.

2.	USE OF CONFIDENTIAL INFORMATION

2.1	Consultant agrees to abide by the terms of a Consultant Confidential Disclosure Agreement (the "CDA "), a copy of which is attached hereto as Exhibit 1. Consultant has executed and delivered to Company a copy of the CDA and the terms of the CDA are incorporated herein by reference. The Actual Provider, if any, has also executed and delivered to Company a copy of the CDA and the terms of that agreement are incorporated herein by reference. Consultant shall be responsible for adherence with the terms hereof and of the CDA by the Actual Provider.

2.2	Consultant agrees that Consultant will not improperly use or disclose any proprietary or confidential information or trade secrets of any person or entity with whom Consultant has an agreement or duty to keep such information or secrets confidential.

2.3	Consultant recognizes that Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. Consultant's obligations under the CDA with respect to the Confidential Proprietary Information (as such term is defined in the CDA) of Company shall apply to the confidential or proprietary information of such third parties.

3.	CONFLICTS OF INTEREST

3.1	During the term of this Agreement, without Company’s express, prior, written consent, Consultant shall not take on a similar advisory or consulting project for any entity that is engaged in an antimicrobial/anticoagulant solution that fills or “locks” a central venous catheter (CVC).

3.2	Consultant shall promptly advise Company of any conflict of interest or apparent or potential conflict of interest of Consultant or any person reporting to Consultant vis-à-vis Consultant’s activities hereunder or his or her relationship with Company, and Company and Consultant shall, in good faith, attempt to resolve any such conflict(s). The foregoing sentence shall not be construed as excusing any conflict of interest on the part of the Consultant or as a waiver by the Company of its rights under Section 3.1.

4.	INTELLECTUAL PROPERTY

4.1	Consultant hereby assigns to Company his or her entire right, title and interest in and to any Developments. For purposes of this Agreement, “Developments” means any idea, discovery, invention, modification, improvement, product, data, documentation and original works of authorship, whether or not patentable, copyrightable or registrable as a trademark that: (i) was made, conceived, developed and/or first reduced to practice by Consultant, alone or in concert with other advisors and/or employees of Company, in the course of and within the scope of Consultant's engagement with Company (the anticipated scope of Consultant’s engagement is defined in Schedule A attached hereto), or with the use of Company's time, materials, funds or facilities; or (ii) is related to information, technology or investigations of Company to which Consultant has access as part of his engagement with Company. If Consultant develops or creates any copyrightable works in the performance of the Services or that result, to any extent, from use of Company's premises or property, such works shall be deemed works made for hire and shall be owned by Company.

4.2	No rights or licenses in or to any intellectual property of Company or other Confidential Proprietary Information (as defined in the CDA) of Company, either express or implied, are granted to the Consultant by virtue of this Agreement.

5.	WARRANTIES AND DISCLAIMER OF WARRANTIES

5.1	Each party warrants to the other that he has the authority to enter into and perform this Agreement, and his performance hereunder will not result in the breach or violation of any contract, arrangement or understanding he or it may have with any third party. Each party warrants to the other that he will comply in all material respects with all applicable laws, rules and regulations.

5.2	Consultant hereby represents and warrants to Company that Consultant is not, and that Consultant’s performance of this Agreement will not result, in violation of any term of any employment-related agreement or contract, written or verbal, or any other agreement relating to the right of Consultant to be engaged by Company in accordance with this Agreement.

5.3	Consultant shall perform the services in a professional manner in accordance with standards and best practices then currently prevailing in the Consultant’s discipline and industry.

6.	TERM

6.1	The initial term of this Agreement shall be for a term of three months commencing on the date first set forth above. This Agreement may be renewed upon mutual agreement of the parties in writing. Either party may terminate this Agreement during the term hereof upon thirty (30) days prior written notice to the other party. Upon termination of this Agreement, Company shall no have no liability to the Consultant except for charges for services performed by Consultant and accepted by Company prior to termination.

6.2	Promptly upon the expiration or earlier termination of this Agreement, and earlier if requested by Company at any time, Consultant shall deliver to Company (and will not keep in Consultant's possession or deliver to anyone else) all property belonging to Company in Consultant's possession or control, including, but not limited to, all Confidential Information and all originals and copies of any documents, devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, materials and equipment.

6.3	In the event this Agreement expires or is terminated for any reason, the rights and obligations of Articles 2 and 4, and the CDA, shall survive such expiration or termination.

7.	INDEPENDENT CONTRACTOR

7.1	For purposes of this Agreement and all Services to be provided hereunder, Consultant shall not be considered a partner, agent, employee of Company, but shall remain in all respects an independent contractor, and except as expressly and specifically set forth herein, neither party shall have any right or authority to make or undertake any promise, warranty or representation, to execute any contract, or otherwise to bind or assume any obligation or responsibility in the name of or on behalf of the other party.

7.2	Consultant understands and agrees that he/she will be responsible for all income, social security, self-employment and any other state and federal taxes and/or insurance premiums on the consulting fees received hereunder. The only monetary or economic obligation of Company to Consultant is to provide payment as set forth in Section 1 of this Agreement. Consultant acknowledges that except as may be expressly, and only to the extent specifically, described in Schedule B hereto, consultant shall not be entitled to participate in any pension, health, group life or disability insurance, or any other employee benefit plan that may from time to time be offered to employees of Company. Consultant further agrees to indemnify and hold harmless the Company from any and all claims and liabilities for such taxes and penalties made by the above-mentioned taxing authorities resulting from Consultant’s performance of services hereunder, including reasonable attorneys’ fees that Company may incur in defense or payment of any such claim for taxes or penalties levied against Company on account of Consultant by reason of any services covered under this Agreement. If Company determines that taxes should be withheld, Company reserves the right to withhold, as appropriate, and to notify Consultant accordingly.

7.3	In order to facilitate the performance of the Services and Consultant’s communication with Company employees and vice versa, Company may determine it expedient (but shall not be obligated) to issue to Consultant a Company e-mail address. Issuance of a Company e-mail address to Consultant will be for the convenience of the parties and shall not be construed as changing the character of the parties’ independent contractor relationship.

8.	MISCELLANEOUS

8.1	Taxpayer Identification Number. Consultant has completed and returned to the Company the attached IRS Form W-9. Consultant acknowledges that Company will rely upon the information Consultant provides on the Form W-9 in filing certain documents and instruments required by law in connection with this Agreement, including, without limitation, Form 1099 under the Internal Revenue Code of 1986, as amended (or any successor form).

8.2	Successors; Assignment. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of Consultant hereunder are of a personal nature and shall not be assignable or delegable in whole or in part by Consultant without the express, prior, written consent of Company.

8.3	Entire Agreement. This Agreement, together with the CDA, represents the entire agreement between the parties regarding the subject matter hereof and shall supersede all previous communications, representations, understandings and agreements, whether oral or written, by or between the parties with respect thereto.

8.4	Amendments. No change, modification, extension, termination or waiver of this Agreement or any provision hereof shall be valid unless made in writing and signed by duly authorized representatives of the parties hereto.

8.5	Severability. If any provision of this Agreement shall be declared invalid, illegal or unenforceable, such provision shall be severed and all remaining provisions shall continue in full force and effect.

8.6	Notices. All notices given under this Agreement shall be in writing and shall be delivered personally, sent by facsimile, overnight courier service, or mailed by prepaid, certified mail (return receipt requested) to the party for which it is intended to the address provided herein. Any notice so given shall be deemed to have been received on the date on which it was personally delivered or transmitted by confirmed facsimile copy or on the date received as set forth on the return receipt if sent by registered or certified mail or overnight courier service. Any party may change its address for purposes of receipt of any such communication by giving prior written notice of such change to the other party in the manner prescribed above.

8.7	No Waiver. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof.

8.8	Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of law provisions. The parties hereby (a) agree that any action arising out of this Agreement shall be brought in the state or federal courts located in the State of Delaware, (b) irrevocably submit to the exclusive jurisdiction of any such court and (c) waive any objection that such party may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agree not to plead or claim the same.

8.9	Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, but both of which together shall constitute but one and the same instrument.

IN WITNESS HEREOF, the parties have read and agree to be bound by the above terms and conditions and have entered into this Consulting Agreement effective as of the date set forth above.

CorMedix Inc.:

By:	/s/ Richard M. Cohen
Name: Richard M. Cohen
Title: Executive Chairman

MW Bridges LLC:

By:	/s/ Randy Milby
Name: Randy Milby
Title: Managing Partner

SCHEDULE A

to

Consulting Agreement Dated May 14, 2012 Between

CorMedix Inc.

and

MW Bridges LLC

CONSULTING SERVICES

The Services to be provided by Consultant hereunder are as follows:

Duties as directed by Executive Chairman while serving as chief operations officer responsible for leading the operational and administrative areas of a company. Take responsibility for managing finances (?) and other operations, including quality control, personnel matters, and internal systems and business processes.

A-1

SCHEDULE B

to

Consulting Agreement Dated May 14, 2012 Between

CorMedix Inc.

and

MW Bridges LLC

COMPENSATION AND PAYMENT SCHEDULE

Consultant’s compensation hereunder shall consist of:

a. Base rate of $6,400 per month.

b. 50,000 options to vest upon receipt of Neutrolin CE Mark.

Consultant shall be reimbursed for all reasonable and necessary expenses incurred by him while performing the Services, subject to (a) Company’s policy and procedures concerning reimbursement of such expenses in effect from time to time, and (b) the prior approval by Company of any such expense (i) for air travel, or (ii) which is individually in excess of $100.

Consultant shall provide invoices to the Company from time to time, which invoices shall provide a detailed summary of the services provided by the Consultant and the number of hours devoted to providing such services. The Company shall pay any consulting fee due hereunder within 30 days after its receipt of the relevant invoice.

B-1

EXHIBIT 1

to

Consulting Agreement Dated May 14, 2012 Between

CorMedix Inc.

and

MW Bridges LLC

CONSULTANT CONFIDENTIAL DISCLOSURE AGREEMENT

(See attached.)

CONSULTANT CONFIDENTIAL DISCLOSURE AGREEMENT

This Confidential Disclosure Agreement, dated May 14, 2012, is between:

CorMedix Inc., a Delaware corporation with a principal office located at 745 Rt. 202-206, Suite 303 Bridgewater, NJ 08807 (“Company”);

and

MW Bridges LLC, a Delaware limited liability company, (referred to herein as “Consultant”), having a business address at 5 Jacks Lane, Newark, DE 19711.

BACKGROUND

Consultant desires to conduct business with Company that will put Consultant in a position to receive, or have access to Confidential Proprietary Information (defined below) of Company. Company is in the unique and highly competitive business of developing technology which prevents infection and clotting that can occur with the use of chronic CVCs (central venous catheters). Company depends upon the Confidential Proprietary Information to obtain and continue its competitive advantage and Company’s continued economic well-being is dependent upon protection of its Confidential Proprietary Information. Consultant recognizes the importance to Company of protecting its Confidential Proprietary Information and business relationships and acknowledges that Company is willing to permit Consultant’s receipt of, or access to, Confidential Proprietary Information, and access to Company’s business relationships, only on the terms and conditions hereof.

TERMS

In consideration of the foregoing premises and the following mutual undertakings, representations and agreements, and intending to be legally bound, the parties agree as follows:

1.          Company has engaged, or proposes to engage, Consultant as a consultant for the purpose of providing technical consulting services to Company within the areas of Consultant’s expertise (the “Proposed Engagement”). In connection with the Proposed Engagement, Consultant will receive and review and otherwise have access to confidential materials and information that belong (or are licensed) to Company. The parties desire to assure the protection and preservation of the confidential and proprietary nature of Company’s information that may be disclosed or made available to Consultant in the course of such discussions. “Confidential Proprietary Information” shall mean any information relating to Company’s technology, intellectual property assets, financial or business plans or affairs, financial statements, product development plans, marketing plans, or any other thing of a secret, confidential or private nature connected with Company’s business and any of its present or future products, strategic partners, collaborators, suppliers, customers, employees or investors.

2.          Consultant shall treat as secret and confidential all of the Confidential Proprietary Information, and Consultant shall not, without Company’s prior written consent and regardless of whether or not the Proposed Engagement is actually consummated, directly or indirectly, do or attempt to do any of the following: use (except strictly for the purposes of the Proposed Engagement), exploit, reverse engineer, reverse compile, derive the composition or underlying information, structure, formulas, formulation or ideas embodied in, disseminate or disclose, any of the Confidential Proprietary Information. Consultant shall not remove or modify any notice contained in the Confidential Proprietary Information that such information is confidential and proprietary. All magnetic or optical discs and other media for storage of electronic information, and all papers, documents and other tangible forms of the Confidential Proprietary Information furnished to Consultant shall remain Company’s property and Consultant shall returned it to Company immediately upon Company’s request and in any event upon the termination of Consultant’s performance of services for Company.

3.          Consultant may disclose the Confidential Proprietary Information to his, her or its employees, agents and representatives for whom knowledge of the Confidential Proprietary Information is reasonably necessary in order to fulfill Consultant’s obligations under the consulting agreement, if any, between he, she or it and Company related to the Proposed Engagement (the “Consulting Agreement”), provided that, prior to receipt of any Confidential Proprietary Information, each such person shall have been advised of the confidential and proprietary nature of such information and shall be subject to non-use and non-disclosure obligations similar to those applicable to Consultant hereunder and as to which obligations Company shall be an implied third party beneficiary, and provided further that Consultant shall be responsible for such persons' adherence to such obligations with respect to the Confidential Proprietary Information.

4.          Commencing on the date hereof and continuing until one year after the later of (i) the last disclosure of Confidential Proprietary Information by Company hereunder and (ii) the expiration or termination of the Consulting Agreement, Consultant shall not directly or indirectly solicit or recruit any employee of Company to provide services to Consultant or a third party or to otherwise engage in any activity that would cause any such employee to violate any agreement with Company; provided that Consultant shall not be prohibited from engaging in general promotional or recruiting activity not specifically targeted toward any employee or group of employees of Company.

5.          Consultant shall not copy or reproduce or permit to be copied or reproduced, in any way, the Confidential Proprietary Information, except as reasonably necessary strictly for the purposes of fulfilling his, her or its obligations under the Consulting Agreement. If so requested by Company, Consultant shall promptly return to Company (a) any documents or other tangible forms of the Confidential Proprietary Information, (b) any of the Confidential Proprietary Information disclosed orally or by demonstration or in any other nontangible format and reduced to tangible format by Consultant, (c) all abstracts or summaries of the Confidential Proprietary Information, and (d) all copies, reproductions or other images of the foregoing; provided that Consultant’s legal counsel may retain one archive copy thereof in a secure location strictly for purposes of verifying compliance with the provisions of this Agreement. Such archive copy of the Confidential Proprietary Information, if any, may not be used or referenced by Consultant or any other third party for any other purpose; notwithstanding anything purportedly to the contrary herein, Consultant’s obligation of non-use shall not expire with respect such archive copy of the Confidential Proprietary Information.

6.          No license with respect to the Confidential Proprietary Information is granted by Company hereunder for any purpose and NO REPRESENTATIONS OR WARRANTIES OF ANY NATURE ARE MADE BY COMPANY HEREUNDER WITH RESPECT TO THE CONFIDENTIAL PROPRIETARY INFORMATION, except that Company has the authority to disclose the Confidential Proprietary Information to Consultant. Nothing contained in this Agreement shall be construed as an obligation on the part of either party to disclose any particular information or to enter into any further agreement or arrangement relating to the Proposed Engagement or the Confidential Proprietary Information.

7.          (a) The prohibitions with respect to the Confidential Proprietary Information contained herein shall not apply with regard to any particular item of Confidential Proprietary Information: (i) three (3) years after the later to occur of the disclosure of such information by Company to Consultant or the termination of Consultant’s last consulting engagement with Company, except to the extent that any item of Confidential Proprietary Information is a trade secret, in which case the prohibitions hereunder shall apply with regard to such item as long as it remains a trade secret; (ii) that is or becomes publicly disclosed or part of the public domain, except to the extent such disclosure results from a violation hereof or any improper action or inaction by Consultant or any agent or representative of Consultant; (iii) that was in Consultant’s possession prior to Consultant’s receipt of such material from Company, as demonstrated by documentary evidence that itself was in Consultant’s possession at the time of Company’s disclosure of such Confidential Proprietary Information to Consultant; (iv) that is lawfully acquired by Consultant from a third party not obligated to keep such information confidential; or (v) that is independently developed by Consultant without any reliance on the Confidential Proprietary Information (as demonstrated by appropriate documentary evidence), provided that Consultant shall bear the burden of proof regarding the factual issue of independent development.

(b) Information disclosed under this Agreement shall not be deemed to be within the foregoing exceptions merely because such information is embraced by more general information in the public domain or in the possession of Consultant. In addition, any combination of features shall not be deemed to be within the foregoing exceptions merely because individual features are in the public domain or in Consultant’s possession, but only if the combination itself and its principle of operation are in the public domain or in Consultant’s possession.

8.          Notwithstanding the non-disclosure obligations set forth in Section 2, Consultant shall not be in breach of this Agreement if he, she or it discloses Confidential Proprietary Information in compliance with a court or administrative subpoena or order; provided, however, that (a) any such disclosure shall not otherwise relieve Consultant of its continuing confidentiality and non-use obligations hereunder with respect to all of the Confidential Proprietary Information, including the information disclosed by it to the court or agency under this Section 8 and (b) Consultant shall give Company reasonable advance notice of any such disclosure and cooperate reasonably with Company (and at Company’s expense) in Company’s efforts to object to such disclosure and to obtain the court’s or administrative agency’s agreement to maintain the confidentiality of the Confidential Proprietary Information to be disclosed by Consultant under this Section 8.

9.          Misuse or disclosure of the Confidential Proprietary Information or misappropriation of Company’s business relationships by breach of the non-solicitation obligations in Section 4, by Consultant shall cause irreparable harm to Company not adequately compensable by money damages. If Consultant violates or threatens to violate any provision contained herein, Consultant hereby consents to the entry of a restraining order or injunction, or both, against it, without the need to post any bond and without the need to demonstrate actual damages, in order to protect the confidentiality and value of the Confidential Proprietary Information, and the entry of such restraining order or injunction, or both, shall not preclude Company from seeking any damages or other relief to which it may be entitled under law.

10.          This Agreement shall terminate, and the covenants contained in this Agreement shall be ineffective with respect to any information initially disclosed more than, six months after termination of the consulting services of the Consultant, provided that the provisions of this Agreement shall remain in full force and effect in accordance with their terms after such termination with respect to all Confidential Proprietary Information disclosed prior to such termination.

11.          This Agreement, together with any instrument documenting the Proposed Engagement, represents the entire understanding and agreement of the parties as to the subject matter hereof and supersedes all prior discussions, proposals and writings with respect thereto. In order to be effective, any modification hereof must be specific, express (not implied), in writing and signed by authorized representatives of the parties. If the parties hereto enter into a definitive agreement(s) relating to the Proposed Engagement, this Agreement shall continue in full force and effect, except as otherwise contemplated in such definitive agreement(s). This Agreement shall be binding upon and inure to the benefit of the successors and assigns and legal representatives of the parties. This Agreement shall be assignable by Company. This Agreement is not assignable by Consultant without Company’s prior written consent.

12.          If any provision of this Agreement is declared void or unenforceable, such provision shall be deemed excluded or modified to the extent necessary to allow enforcement hereof, and all other provisions of this Agreement shall remain in full force and effect.

13.          This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Delaware, without reference to the conflicts of law rules of such jurisdiction, and the parties agree to personal jurisdiction and venue in the state and federal courts of the State of Delaware in any suit or proceeding arising out of this Agreement.

[Remainder of page left blank intentionally. Signatures on next page.]

IN WITNESS WHEREOF, the parties hereto have executed, or caused to be executed by their duly authorized representatives this Consultant Confidential Disclosure Agreement as of the date first written above.

CorMedix Inc.:

By:	/s/ Richard M. Cohen
Name: Richard M. Cohen
Title: Executive Chairman

Consultant:

By:	/s/ Randy Milby
Name: Randy Milby
Title: MW Bridges LLC, Managing Partner

ADDENDUM to CONSULTING AGREEMENT

THIS ADDENDUM CONSULTING AGREEMENT, dated as of October 12, 2012, (the "Addendum") is entered into by and between:

CorMedix Inc. (“CorMedix” or “Company”), a Delaware corporation, having a principal place of business at 745 Rt. 202-206, Suite 303, Bridgewater, NJ 08807

and

MW Bridges LLC ("Consultant"), a Delaware limited liability company, having a business address at 5 Jacks lane, Newark, DE 19711.

BACKGROUND

This Addendum to the May 14, 2012 Agreement confirms the mutual understanding between Company and Consultant with respect to the terms and conditions upon which Consultant will provide Company with the benefit of Consultant's unique experience and ability in a consulting capacity.

TERMS

In consideration of the foregoing premises, and the mutual covenants, terms and conditions hereinafter set forth, and intending to be legally bound hereby, Company and Consultant agree as follows:

9.	SERVICES AND COMPENSATION

9.1	Consultant agrees to perform on behalf of Company the consulting services described in Schedule A attached hereto (the "Services"). Such Services shall be rendered by Consultant during the period provided in Article 2.1 of this Addendum. Consultant may decide his own schedule, but agrees to make himself available as reasonably requested by the Company, either by telephone or in person. As compensation for Consultant's performance of the Services under this Addendum, and in consideration for Consultant’s provision of the Services in accordance with the terms and conditions of this Agreement, Company agrees to pay Consultant the amounts specified in Schedule B attached hereto, in accordance with the payment schedule set forth in Schedule B.

10.	TERM

10.1	The initial term of this Addendum shall be for a term of three months commencing on the date first set forth above. This Addendum may be renewed upon mutual agreement of the parties in writing. Either party may terminate this Addendum Agreement during the term hereof upon thirty (30) days prior written notice to the other party. Upon termination of this Addendum, Company shall no have no liability to the Consultant except for charges for services performed by Consultant and accepted by Company prior to termination.

IN WITNESS HEREOF, the parties have read and agree to be bound by the above terms and conditions and have entered into this Addendum Consulting Agreement effective as of the date set forth above.

CorMedix Inc.:

By:	/s/ Richard M. Cohen
Name: Richard M. Cohen
Title: Executive Chairman

MW Bridges LLC:

By:	/s/ Randy Milby
Name: Randy Milby
Title: Managing Partner

SCHEDULE A

to

Addendum Consulting Agreement Dated October 12, 2012 Between

CorMedix Inc.

and

MW Bridges LLC

CONSULTING SERVICES

The Services to be provided by Consultant hereunder are as follows:

Duties as directed by Executive Chairman while serving as Chief Operations Officer responsible for leading the operational and administrative areas of a company. Take responsibility for managing finances, and all other operations, including Manufacturing, Sales and Marketing, Quality Control, Regulatory, personnel matters (including consultants), internal systems and business processes.

A-1

SCHEDULE B

to

Addendum Consulting Agreement Dated October 12, 2012 Between

CorMedix Inc.

and

MW Bridges LLC

COMPENSATION AND PAYMENT SCHEDULE

Consultant’s compensation hereunder shall consist of:

a. Base rate of $12,000 per month effective October 1, 2012. (original Consulting Agreement expired August 2nd).

Consultant shall be reimbursed for all reasonable and necessary expenses incurred by him while performing the Services, subject to (a) Company’s policy and procedures concerning reimbursement of such expenses in effect from time to time, and (b) the prior approval by Company of any such expense (i) for air travel, or (ii) which is individually in excess of $100.

Consultant shall provide invoices to the Company from time to time, which invoices shall provide a detailed summary of the services provided by the Consultant and the number of hours devoted to providing such services. The Company shall pay any consulting fee due hereunder within 30 days after its receipt of the relevant invoice.

ADDENDUM to CONSULTING AGREEMENT

THIS ADDENDUM CONSULTING AGREEMENT, dated as of December 24, 2012, (the "Addendum") is entered into by and between:

CorMedix Inc. (“CorMedix” or “Company”), a Delaware corporation, having a principal place of business at 745 Rt. 202-206, Suite 303, Bridgewater, NJ 08807

and

MW Bridges LLC ("Consultant"), a Delaware limited liability company, having a business address at 5 Jacks lane, Newark, DE 19711.

BACKGROUND

This Addendum to the May 14, 2012 Agreement confirms the mutual understanding between Company and Consultant with respect to the terms and conditions upon which Consultant will provide Company with the benefit of Consultant's unique experience and ability in a consulting capacity.

TERMS

In consideration of the foregoing premises, and the mutual covenants, terms and conditions hereinafter set forth, and intending to be legally bound hereby, Company and Consultant agree as follows:

11.	SERVICES AND COMPENSATION

11.1	Consultant agrees to perform on behalf of Company the consulting services described in Schedule A attached hereto (the "Services"). Such Services shall be rendered by Consultant during the period provided in Article 2.1 of this Addendum. Consultant may decide his own schedule, but agrees to make himself available as reasonably requested by the Company, either by telephone or in person. As compensation for Consultant's performance of the Services under this Addendum, and in consideration for Consultant’s provision of the Services in accordance with the terms and conditions of this Agreement, Company agrees to pay Consultant the amounts specified in Schedule B attached hereto, in accordance with the payment schedule set forth in Schedule B.

12.	TERM

12.1	The initial term of this Addendum shall be for a term of six months commencing on the date first set forth above. This Addendum may be renewed upon mutual agreement of the parties in writing. Either party may terminate this Addendum Agreement during the term hereof upon thirty (30) days prior written notice to the other party. Upon termination of this Addendum, Company shall no have no liability to the Consultant except for charges for services performed by Consultant and accepted by Company prior to termination.

IN WITNESS HEREOF, the parties have read and agree to be bound by the above terms and conditions and have entered into this Addendum Consulting Agreement effective as of the date set forth above.

CorMedix Inc.:

By:	/s/ Richard M. Cohen
Name: Richard M. Cohen
Title: Executive Chairman

MW Bridges LLC:

By:	/s/ Randy Milby
Name: Randy Milby
Title: Managing Partner

SCHEDULE A

to

Addendum Consulting Agreement Dated December 24, 2012 Between

CorMedix Inc.

and

MW Bridges LLC

CONSULTING SERVICES

The Services to be provided by Consultant hereunder are as follows:

Duties as directed by Executive Chairman while serving as Chief Executive Officer responsible for leading the operational and administrative areas of a company. Take responsibility for managing finances, and all other operations, including Manufacturing, Sales and Marketing, Quality Control, Regulatory, personnel matters (including consultants), internal systems and business processes.

A-1

SCHEDULE B

to

Addendum Consulting Agreement Dated December 24, 2012 Between

CorMedix Inc.

and

MW Bridges LLC

COMPENSATION AND PAYMENT SCHEDULE

Consultant’s compensation hereunder shall consist of:

a. Base rate of $12,000 per month effective January 1, 2013. (original Consulting Agreement expired August 2nd).

Consultant shall be reimbursed for all reasonable and necessary expenses incurred by him while performing the Services, subject to (a) Company’s policy and procedures concerning reimbursement of such expenses in effect from time to time, and (b) the prior approval by Company of any such expense (i) for air travel, or (ii) which is individually in excess of $100.

Consultant shall provide invoices to the Company from time to time, which invoices shall provide a detailed summary of the services provided by the Consultant and the number of hours devoted to providing such services. The Company shall pay any consulting fee due hereunder within 30 days after its receipt of the relevant invoice.